2017 and Beyond Analyst Day New York – February 28, 2017 NASDAQ: LGND

The following presentation contains forward-looking statements regarding Ligand’s prospects, plans and strategies, drug development programs and collaborations. Forward-looking statements include financial projections, expectations regarding research and development programs, and other statements including words such as “will,“ “should,” “could,” “plan,” etc. Actual events or results may differ from Ligand’s expectations. For example, drug development program benefits may not be realized and there can be no assurance that Ligand will achieve its guidance in 2017 or thereafter or that third party research summarized herein is correct or complete. The forward-looking statements made in the presentation are subject to several risk factors, including, statements regarding intent, belief, or current expectations of the Ligand, its internal and partnered programs, including Promacta™, Kyprolis® and EVOMELA®, Ligand’s reliance on collaborative partners for milestone and royalty payments, royalty and other revenue projections based on third party research, regulatory hurdles facing Ligand's and partners’ product candidates, uncertainty regarding Ligand's and partners’ product development costs, the possibility that Ligand's and partners’ drug candidates might not be proved to be safe and efficacious and commercial performance of Ligand's and/or its partners’ products, risks related to Ligand’s internal controls, its compliance with regulations, accounting principles and public disclosure, and other risks and uncertainties described in its public filings with the Securities and Exchange Commission, available at www.sec.gov. Additional risks may apply to forward-looking statements made in this presentation. Information regarding partnered products and programs comes from information publicly released by our partners. This presentation describes the typical roles and responsibilities of Ligand and our partners, and is not intended to be a complete description in all cases. Our trademarks, trade names and service marks referenced herein include Ligand and Captisol. Each other trademark, trade name or service mark appearing in this presentation belongs to its owner. The process for reconciliation between adjusted financial numbers presented on slides 20, 108, 111 and 112 and the corresponding GAAP figures is shown on slide 115. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our good faith beliefs (or those of the indicated third parties) and speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Ligand undertakes no obligation to revise or update this presentation to reflect events or circumstances or update third party research numbers after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Safe Harbor Statement 2

Today’s Agenda Business Overview and Commercial Assets John Higgins, CEO Pipeline and Technology Highlights Matt Foehr, President and COO OmniAb Technology Overview Roland Buelow, Ph.D., Vice President, Antibody Technologies GRA Diabetes Program Update Eric Vajda, Ph.D., Vice President, Preclinical R&D Financial Overview and Outlook Matt Korenberg, CFO 3

What We Focus on at Ligand Research and Discovery – Discovering and patenting new drugs and inventions – Conducting early stage R&D Business Development – Licensing our inventions and data to partners – Buying companies and assets to build our portfolio Financial Discipline – Maintaining a lean cost structure – Keeping a low share count 4

• Reality about the pharmaceutical industry – Most drug research programs fail, but not all – Programs are not all of equal value – different time to market, risk, economics • BUT, the more quality programs you have, the higher likelihood of success – Diversified across a full range of industry partners – Diversified across a broad spectrum of therapeutic indications • A shot-on-goal for Ligand is a fully funded partnership – Backed by license to Ligand’s patents, know-how and data – Sharing of future economics based on partner’s success 5 Shots-on-Goal Business Model Simple sports analogy to convey the work we do

The Balance in Our Business • Discover drugs • Decide which indications to pursue • Conduct early research • Design studies and regulatory plans • Provide tools that make drugs possible • Price drugs and secure reimbursement • License data and patents • Market drugs • Fund all development and commercialization costs 6 What We Do: What Our Partners Do:

So Where Are We Now? • For the past eight years, our Shots-on-Goal business model has shown to be a highly capital- and cost-efficient business that has generated both – Substantial financial growth – Large and growing portfolio of partnered programs • Operating team has shown – Acumen for out-licensing and deal making – Financial discipline and good judgement with acquisitions – Strong operational execution • Business is built for success and future growth 7

Outlook: Short-, Mid-, Long-term • Short-term: next two years – Outlook for strong growth in revenue and cash flow – Existing portfolio will drive substantial financial growth and major partner news flow • Mid-term: through 2020 – Business evolves with a more diverse revenue mix – Existing portfolio has potential for major new product launches – Potential additional acquisitions; expenses to run current business projected to stay low, relatively flat • Long-term: 10 years and beyond – Over 40 current programs expected to be generating commercial revenue for Ligand – Potential for launch of major new drugs from OmniAb portfolio – Continued robust, increasingly diversified business model 8

0 40 80 120 160 2008 2016 9 0 2 4 6 8 10 12 14 2008 2016 Fu lly -Fu n d ed Pr o gr ams (“S h o ts -o n -Goa l”) Ligand’s Portfolio Continues to Grow 155 + Ligand’s Achievement: Portfolio Expansion Partners’ Achievement: Approved Products Excellent record as drug researcher, innovator and licensor Our partners are doing their job getting new products to the market Latest product approvals include EVOMELA and Carnexiv 1 14 Comm e rc ial P ro d u ct s Ge n er at in g R ev en u e fo r Li ga n d 9

28 Commercialized Products by 2020 • Over 28 products projected to be generating commercial revenue for Ligand by the end of this decade, a doubling over current levels • These revenue-generating assets expected to come from existing portfolio; any future deals would be additive to this outlook 2008 2016 2020 Projected 1 14 > 28 10 Comm e rc ial P ro d u ct s Ge n er at in g R ev en u e

Ligand’s Portfolio Continues to Grow Over 155 partnered programs • Portfolio remains diversified across development stages • Over 92 different partners • Nearly 60% of programs in clinical development or later • 10% are marketed or NDA stage • Over $2 billion of potential milestone payments under contract with our partners 11 Preclinical Phase 1 Phase 2 Phase 3 NDA Marketed 42% 8% 25% 16% 7% 2%

[VALUE] 23% 19% 19% Key Ligand Platforms Driving Growth Programs diversified across multiple IP families SUREtechnology Platform™ 12 NCE/LTP/Device

Ligand’s Portfolio: Therapeutic Areas 13 • Ligand’s partners and licensees are funding the development of our partnered programs in virtually every category of disease, with distribution of investment estimated to be similar to general spending patterns across the industry • Approximately 33% of programs are focused on cancer • Approximately 25% are focused on CNS, autoimmune and infectious disease • Other indications include drugs/therapeutics in these categories: - Antiviral - Hematology - Musculoskeletal - Cardiovascular - Inflammatory - Ophthalmology - Dermatology - Med Device - Respiratory - Genetic disease - Metabolic - Women's Health

• We estimate our licensees will spend over $2 billion in 2017 on R&D to advance our programs: — 32 Phase 3 trials — 39 Phase 2 trials — 46 Phase 1 trials — 4 Phase 4 trials — 91 preclinical programs — Manufacturing scale-up — Regulatory filing fees Fully-funded Partnerships Driving Growth 14

15 • Drive R&D to earliest inflection point for partnering • Focus on developing strong inventions and data, generating patents then licensing to partners ― Leverage ripening science and changing medical landscape • Deals generally structured to maximize backend economics Our R&D Model

Technology and Novel R&D Drive Deal Making Potential Launch Underlying Technologies Focused R&D LTP Technology™ Novel GRA for Type 2 Diabetes Phase 2 data expected Q3 2017 Positive Phase 1b data showed robust effects Solving solubility and stability challenges Designed to selectively deliver broad range of pharmaceutical agents to liver Oral GCSF Preclinical Leveraging our technology and heritage in small molecule discovery Novel DNA-based elements that enable higher and more stable expression of recombinant proteins SUREtechnology Platform™ 16 Captisol-enabled Busulfan Preclinical Novel Captisol® formulation for use as a conditioning agent prior to stem cell transplantation Best-in-class antibody discovery platform

Intellectual Property at Ligand Over 700 issued patents • Significant annual investment in intellectual property supports licensing and helps further protect existing programs – Highly diverse patent portfolio – Many programs have layers of IP protection: NCE, formulation, use, etc. – Current and emerging programs are well-protected • Innovation has continued to yield substantial growth in new applications by Ligand • Worldwide, Ligand portfolio covered by over 700 issued patents – Portfolio managed by team of 10 attorneys at top-tier firm 17

Diverse Capital Allocation Building asset base and increasing returns for investors 18 • Over last several years, Ligand has deployed capital in the following ways — Company acquisitions — Royalty acquisitions — Share buybacks — Invested in development of new technology platforms — Early stage, venture-type investment in partners • Ligand takes advantage of market knowledge and experience gained from our partnerships to find opportunities to invest and create value from the biopharma industry • We will continue to explore opportunities that our programs and the markets present us

Ligand’s Portfolio Growth 0 20 40 60 80 100 120 140 160 2011 2012 2013 2014 2015 2016 Shots on Goal Cash Opex ($MM) Share Count (MM) Shots-on-goal business model creates strong financial leverage • Number of Shots on Goal has increased from 60 to 155 over the past five years • Ligand’s share count and cash operating expenses have remained low and relatively flat, along with the significant expansion of fully funded programs from which we are eligible to earn revenue 19

Underlying Revenue & Effective Royalty Rate 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% $0.0 $0.4 $0.8 $1.2 $1.6 $2.0 2012 2013 2014 2015 2016 2017 To tal R ev en u e ($ b illi o n s) 20 Effec tive R o yal ty R ate Projected • Product approvals and increased sales of existing partnered products are strong Y/Y growth drivers for underlying revenue in 2017 • Average royalty rate on underlying revenue has increased over past few years. — Average rate is a function of mix of product sales and royalty tiering

21 Ligand’s Cash Generation is Increasing $0 $40 $80 $120 $160 2012 2013 2014 2015 2016 2017 Revenue Cash Expenses Actual Outlook • Strong revenue growth • Cash expense levels projected to remain relatively flat • Continued significant increase in cash flow projected $ Mil lio n s

Major Value Driving Events Next two years hold substantial news flow • In addition to the projected financial growth, we expect the next 24 months to be a significant period of major potential events: — Phase 2 GRA diabetes trial expected completion — Sparsentan up for Phase 3 trial start or NDA submission — Continued commercial ramp of EVOMELA — Phase 2 VK5211 (SARM) trial expected completion — Potential approval and launch of Baxdela — Phase 2 VK2809 (TRβ) trial expected completion — Potential approval and launch of brexanolone — Dozens of clinical readouts from other portfolio assets 22

Portfolio Pyramid 23 Commercial assets paying significant royalties Prexasertib (LIlly) Lasofoxifene (Sermonix) Brexanolone (Sage Therapeutics) Sparsentan (Retrophin) Baxdela (Melinta) BMS986231 (BMS) OmniAb (Merck KGaA) VK5211 (Viking Therapeutics) VK2809 (Viking Therapeutics) Merestinib (Lilly) Motolimod (VentiRx/Celgene) Pevonedistat (Takeda) AM0010+PD-1 (ARMO Biosciences) Seribantumab (Merrimack) ADX-102 (Aldeyra) CHS-0214 (Coherus) Esaxerenone (Daiichi-Sankyo) TAK-020 (Takeda) The Top 3 The Big 6 Leading pipeline assets based on stage and/or potential value The Next 12 Assets emerging as next class with high revenue potential

Commercial Assets

Promacta®

Promacta®: Blockbuster Commercial Potential

- Oral medicine that boosts platelets
- Long patent protection, Orange Book patent expiration in 2027
- Blockbuster commercial potential (>$1 billion) due to growing and large list of potential therapeutic indications, with largest indications in development

Currently Approved Indications

ITP
Idiopathic Thrombocytopenia
>100 Countries

HCV
Thrombo-cytopenia Induced by Hepatitis C
>50 Countries

AA
Aplastic Anemia
>45 Countries

Ongoing Development

ORT
Oncology-Related Thrombocytopenia
Major clinical investment ongoing: MDS, AML, CLL, CIT, others

MDS	AML	CLL
~19,000 new diagnoses in US each year[1]	~14,500 new diagnoses in US each year[1]	~16,000 new diagnoses in US each year[1]
Global Phase 2 Studies in progress	*Early data, shown to increase platelets*	*Clinical data indicates 80% response in CLL-associated ITP*

[1] National Cancer Institute, SEER Cancer Review, 2012

26

Ligand

Promacta: Label Expansion

- Recent data and events have continued to demonstrate the significant potential and interest in Promacta, ***35 ongoing clinical trials***
- Novartis is conducting or supporting studies to expand the label
  - ***First-line SAA***: *Phase 2 SOAR and Phase 3 RACE studies in combination with immunosuppressive therapy (cyclosporine +/- horse ATG)*
  - ***Low to intermediate risk MDS***: *Phase 2 studies underway conducted by NIH/NHLBI (US) and Associazione Qol-one (EU)*
  - ***CIT***: *Phase 2 study of thrombocytopenia associated with tyrosine kinase therapy in CML or myelofibrosis*
- Novartis plans approval filings for first-line SAA in 2017
- Positive Phase 1 data in low-to-intermediate risk-1 MDS recently published in *Lancet Haematology*

Source: clintrials.gov and Novartis management commentary

27

Ligand

$ M illi o n s $0 $100 $200 $300 $400 $500 $600 $700 2010 2011 2012 2013 2014 2015 2016 • Sales have increased over 12x in 6 years from ~$50M to over $600M • With higher sales, Ligand earns higher royalty rates Promacta: Annual Revenue 28 Source: Novartis and GSK financial reports

$0 $20 $40 $60 $80 $100 $120 2017 2018 2019 2020 Source: Thomson Reuters Cortellis and analyst reports - 9 Novartis covering analysts as of 1/25/17 Royalties calculated on a one quarter lag in 2017, and with no lag from 2018 onwards due to the anticipated adoption of ASC 606 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2017 2018 2019 2020 Promacta Projections: Sell-Side Analysts 29 These revenue projections … …yield these royalty projections $ M ill io n s $ M ill io n s High Low Average

Kyprolis®

• Viewed as best-in-class proteasome inhibitor for multiple myeloma (MM) • Developed and marketed by Amgen • Approved for relapsed or refractory MM in US, EU and Japan (Ono) — As single agent, or in combination with dexamethasone or Revlimid and dexamethasone Kyprolis: Status and Plans Sean Harper, M.D. Executive Vice President R&D Amgen Q4 earnings call, February 2, 2017 “We remain committed to the frontline setting, and are in the design phase of the Phase 3 study of KYPROLIS plus Revlimid and dexamethasone or KRd vs Velcade plus RD in newly diagnosed transplant eligible patients” • Major investment by Amgen is focused on further expansion of the label — Relapsed/Refractory MM: Phase 3 in combination with Darzalex to begin 2Q 2017 — Once-Weekly Dosing: Phase 3 ARROW study underway; results in 2019 — Front-Line MM: designing Phase 3 study in combination with Revlimid and dexamethasone 31 Source: clintrials.gov and Amgen Q4’16 earnings call, February 2, 2017

Source: Onyx, Amgen and Ono financial reports $ m ill ion s 2012 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Japan ROW US 2013 2014 • Amgen/Ono reported combined Q4 revenue of $191M • Rest-of-world contribution becoming more substantial ― Approved now in EU, Canada, S. America and Asia, including Japan (Ono) Kyprolis: Quarterly Revenue 2015 2016 32

$ M illi o n s $0 $100 $200 $300 $400 $500 $600 $700 2012 2013 2014 2015 2016 • Sales have more than doubled over past 2 years • With higher sales, Ligand earns higher royalty rates Kyprolis: Annual Revenue 33 Source: Onyx, Amgen and Ono financial reports

$0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2017 2018 2019 2020 Source: Thomson Reuters Cortellis and analyst reports - 13 Amgen and Ono Pharmaceuticals covering analysts as of 2/3/17 Royalties calculated on a one quarter lag in 2017, and with no lag from 2018 onwards due to the anticipated adoption of ASC 606 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 2017 2018 2019 2020 Kyprolis Projections: Sell-Side Analysts 34 These revenue projections … …yield these royalty projections $ Bil lio n s $ M ill io n s High Low Average

Top 3 - Clinical Events 2017-2018

Clinicaltrials.gov NCT trial postings of primary completion dates

Promacta (21 possible clinical read-outs)

ITP NCT01416311 NCT02834286 NCT02877212 NCT02402998 NCT01621204

Aplastic Anemia NCT02404025 NCT01891994 NCT00922883 NCT01623167 NCT01328587

MDS NCT01286038 NCT01772420 NCT02010645 NCT00961064

Leukemia NCT02323178 NCT02071901 NCT01168921 NCT01428635

Transplant NCT01000051 NCT01791101 NCT01927731

2017 **2018**

Kyprolis (41 possible clinical read-outs)

Multiple Myeloma NCT02302495 NCT02188368 NCT00884312 NCT02415413 NCT02148913 NCT02628704 NCT01998971 (w/**daratumumab**) NCT01665794 NCT01554852 NCT02002598 NCT02572492 NCT02659293 NCT02597062 NCT01372540 NCT01962792 (w/**ibrutinib**) NCT02315716 NCT02336815 (w/**selinexor**) NCT03029234 NCT03031730 (w/**AMG-232**) NCT01301807 (w/**panobinostat**) NCT02294357 NCT02937571 NCT02335983

Solid Tumors NCT02318784 NCT01987232 (**SCLC**) NCT02047253 NCT02512926 NCT02265510

Leukemia/Lymphoma NCT01959698 NCT02073097 NCT02142530 NCT02303821 NCT02269085 NCT01729104 NCT01926665 NCT02867618

GVHD NCT02145403 NCT01991301 NCT02474927 NCT02491359

Amyloidosis NCT01789242

2017 **2018**

35

Primary completion dates from clinicaltrials.gov

Ligand

EVOMELA

• Captisol improves product stability, and enables the removal of propylene glycol, which is associated with renal and cardiac toxicities • Product licensed to Spectrum Pharmaceuticals, which completed development and launched in 2016 ― 20% royalty on net sales to Ligand • Fits seamlessly into Spectrum’s established commercial infrastructure 37 EVOMELA® • Captisol-enabled formulation of chemotherapy drug used for stem cell transplant conditioning in multiple myeloma (MM) approved by FDA in March 2016 ― Stem cell transplant an important course of therapy in MM, increasing in total number as patients are living longer

• Initial adoption strong given label and clear benefits • Product highlighted by Spectrum management: 38 $0.9 $5.9 $0 $2 $4 $6 $8 Q2'16 Q3'16 EVO M EL A S ales ( $ M M ) “Customers are recognizing the operational benefits of EVOMELA to more efficiently administer treatment to their patients.” – Raj Shrotriya, Chairman/CEO “We are encouraged by the fact that several top-tier transplant centers have committed to adopting EVOMELA. As a result, we expect an inflection in sales going forward.” – Joe Turgeon, President & COO Reference: SPPI August 9, 2016 earnings call EVOMELA: Launch Performance

$0 $2 $4 $6 $8 $10 $12 2017 2018 2019 2020 Source: Thomson Reuters Cortellis and analyst reports - 3 Spectrum covering analysts as of 2/10/17 Royalties calculated on a one quarter lag in 2017, and with no lag from 2018 onwards due to the anticipated adoption of ASC 606 $0 $15 $30 $45 $60 2017 2018 2019 2020 EVOMELA Projections: Sell-Side Analysts 39 These revenue projections … …yield these royalty projections $ M ill io n s $ M ill io n s High Low Average

Portfolio Pyramid Matt Foehr

Portfolio Pyramid 41 Commercial assets paying significant royalties Prexasertib (LIlly) Lasofoxifene (Sermonix) Brexanolone (Sage Therapeutics) Sparsentan (Retrophin) Baxdela (Melinta) BMS986231 (BMS) OmniAb (Merck KGaA) VK5211 (Viking Therapeutics) VK2809 (Viking Therapeutics) Merestinib (Lilly) Motolimod (VentiRx/Celgene) Pevonedistat (Takeda) AM0010+PD-1 (ARMO Biosciences) Seribantumab (Merrimack) ADX-102 (Aldeyra) CHS-0214 (Coherus) Esaxerenone (Daiichi-Sankyo) TAK-020 (Takeda) The Top 3 The Big 6 Leading pipeline assets based on stage and/or potential value The Next 12 Assets emerging as next class with high revenue potential

Partner Program (Therapy Area) Stage Royalty Rate Upcoming Events BAXDELA (Infection) NDA 2.5% FDA Action on NDA expected in June Sparsentan (FSGS - Kidney Disease) Phase 2/3 9.0% Approval Path Update Brexanolone (Neurology) Phase 3 3.0% Phase 3 Data for SRSE and PPD Lasofoxifene (Oncology/Women’s Health) Phase 2/3 6.0-10.0% Clinical Entry BMS986231 (Cardiovascular Disease) Phase 2/3 2.0-3.0% Phase 2/3 Start Prexasertib (Oncology) Phase 2 1.5-3.0% Phase 2 data in various advanced cancers The Big Six: Major Pipeline Assets Leading pipeline assets based on stage and/or potential value 42

BAXDELA (NDA) • FDA action on NDA expected in June • Delafloxacin has consistently demonstrated a favorable safety profile and does not further compromise the patient, unlike other fluoroquinolones • FDA designated Qualified Infectious Disease Product (QDIP) for ABSSI and community-acquired bacterial pneumonia (CABP) ― Enables 5 years of market exclusivity, Priority Review and Fast Track eligibility • Medically important and growing market, new antibiotics are urgently needed 43 Source: Public information disclosed by Melinta Therapeutics The Big Six: Infection

Sparsentan (Phase 2/3) • In development for treatment of focal segmental glomerulosclerosis (FSGS), a rare kidney disorder that often leads to end-stage renal disease ― Could be the first FDA-approved pharmacologic treatment for FSGS; 40,000 patients in US with similar prevalence in Europe • In Phase 2 DUET study, significant reduction in proteinuria achieved with sparsentan treatment ― Significantly greater proportion of patients achieved modified partial remission compared to irbesartan • Retrophin plan to meet with FDA in early 2017 to discuss path forward (i.e., NDA or Phase 3) The Big Six: Kidney Disease “These findings from the DUET study underscore the potential of sparsentan as a first- in-class treatment for FSGS.” – Dr. Howard Trachtman, NYU School of Medicine, November 19, 2016 44 Source: Retrophin public disclosures, and Retrophin data on file July 2016

Brexanolone (Phase 3) • Brexanolone (SAGE-547) is a proprietary, Captisol- enabled, IV formulation of allopregnanolone ― Allosteric GABAA receptor modulator • In Phase 3 development as an acute interventional treatment of super-refractory status epilepticus (SRSE) and post-partum depression (PPD) ― Topline data expected 1H 2017 (SRSE) and 2H 2017 (PPD) • Demonstrated robust activity in Phase 2 studies in SRSE and PPD with a favorable tolerability profile 45 The Big Six: Neurology “If successful, SAGE- 547 would represent the first-ever medicine specifically developed and approved for SRSE and PPD.” – Jeff Jonas, CEO 2017 JP Morgan Conference Source: Sage Therapeutics public disclosures

The Big Six: Oncology

Sermonix Pharmaceuticals LLC

"Lasofoxifene could potentially represent an opportunity to personalize treatment based on individual tumor characteristics."

– Stéphanie Gaillard, MD, PhD, Assistant Professor in Medical Oncology at Duke Cancer Institute, December 7, 2016

Lasofoxifene (Phase 2/3)

- Novel third-generation non-steroidal Selective Estrogen Receptor Modulator (SERM)
  - Previously studied in over 15,000 women
  - Strong team, private funding
- Pursuing breast and ovarian cancer treatment, and the management and treatment of osteoporosis and VVA in breast cancer survivors
  - Demonstrated efficacy in reducing the incidence of ER+ breast cancer in women with osteoporosis[1]
- Clinical entry in breast cancer treatment expected in 2017

[1]Sources: LaCroix AZ et al. J Natl Cancer Inst. 2010;102(22):1706-15, Sermonix public disclosures

46

Ligand

BMS986231 (CXL-1427) (Phase 2b) • Captisol-enabled, novel, intravenous nitroxyl (HNO) donor – In development for acute decompensated heart failure – Asset acquired from Cardioxyl in late 2015 for $2 Billion, including milestone payments • In Phase 2a, 6-hour infusion was safe with preliminary efficacy in advanced heart failure patients – Improved heart function and reduced pulmonary blood pressure without increasing heart rate or oxygen consumption • Phase 2b study underway of continuous 48-hour infusion in hospitalized heart failure patients 47 The Big Six: Cardiovascular “This is a very interesting and exciting drug” - Dr. Veselin Mitrovic, Professor of Cardiology at Goethe University Cardiology News, May 2016 Sources: BMS public disclosures, Cardiology News

Prexasertib (LY2606368) (Phase 2) • Captisol-enabled, small molecule checkpoint kinase 1 (CHK1) and CHK2 inhibitor – CHK inhibitors induce DNA double-strand breaks, loss of DNA damage checkpoints, increased replication stress and cancer cell death • Demonstrated promising activity in Phase 2 trial in a subpopulation with high-grade serous ovarian cancer • Currently being investigated in small cell lung cancer, head and neck cancer and advanced metastatic cancer – Phase 2 trial in small cell lung cancer estimated to read-out in December 2017 48 The Big Six: Oncology Source: Lilly public disclosures

The Next 12

The Next 12: Composition Assets emerging as next class with high revenue potential • Twelve additional pipeline programs continue to expand the breadth and diversity of Ligand’s growing portfolio • Diverse partners and indications • Diversity of underlying technology/IP — 5 Captisol-enabled programs (C) — 3 New Chemical Entity programs (NCE) — 2 Selexis program (S) — 2 OmniAb programs (O) • All are well-resourced programs with highly-committed partners — Emerging data and progress — Ability to contribute meaningfully to Ligand’s future growth Composition of The Next 12 Oncology Metabolic Disease Biosimilar C C C O S O NCE NCE S 50 Specialty C Cardio NCE Inflammation C

Merestinib (LY2801653) • Captisol-enabled, small molecule MET kinase inhibitor – Reversible type II ATP-competitive inhibitor of MET • In Phase 1 and Phase 2 trials underway in advanced cancer and biliary tract cancer – Trial completions in late 2017 and 2018 51 The Next 12: Oncology Seribantumab (MM-121) • First-in-class, HER3 mAb targeting heregulin (HRG) positive cancers; a Selexis technology program – “Number one priority” program at Merrimack • Pursuing indications in ER/PR/HRG+ breast cancer and HRG+ NSCLC – Phase 2 Breast cancer trial start expected 2017 – Phase 2 NCSLC data expected 2018 Source: Public information published by partners/licensees

52 The Next 12: Oncology Motolimod (VTX-2337) • Captisol-enabled, toll-like receptor 8 (TRL8) agonist • Granted Orphan Drug and Fast Track designations • Trials ongoing in head/neck and ovarian cancers – Combination study + PD-1 mAb in head/neck cancer in progress Pevonedistat (MLN4924) • Captisol-enabled, first-in-class, NEDD8 activating enzyme inhibitor • Previous studies have indicated effectiveness in melanoma patients who were resistant to other therapies • Currently being investigated in high-risk MDS – Phase 2 in advanced MDS estimated completion Dec. 2017 Source: Public information published by partners/licensees

VK5211 (Phase 2) • Novel, potentially best-in-class Selective Androgen Receptor Modulator (SARM) – Potentially retains beneficial properties of androgens without undesired side-effects • Phase 2 trial in hip fracture to complete in 2017 53 The Next 12: Metabolic VK2809 (Phase 2) • Selective Thyroid Hormone Receptor beta (TR-β) Agonist – Applicability in multiple indications, including hypercholesterolemia, NASH, X-ALD, GSD-1a • Phase 2 trial in hypercholesterolemia and fatty liver disease to complete in 2017 – Additional trials in X-ALD and GSD-1a to initiate in 2017 Source: Public information published by partners/licensees

Potential Launch 54 The Next 12: Inflammation and Biosimilar CHS-0214 (Phase 3) • Biosimilar etanercept (Enbrel); Selexis technology program – Successfully completed five clinical studies, including:  Three comparative PK studies  Two Pivotal Phase 3 studies (psoriasis and rheumatoid arthritis) • EU filing expected 1H 2017 TAK-020 (Phase 1) • Captisol-enabled, oral Bruton’s Tyrosine Kinase (BTK) Inhibitor – Pursuing rheumatoid arthritis for initial indication • Phase 1 trial with liquid oral formulation expected to complete in 1H 2017 Source: Public information published by partners/licensees

55 OmniAb • Merck KGaA/EMD Serono was one of the first to license the OmniAb technology and is progressing multiple discovery and preclinical programs – Established corporate focus on oncology and immunology • Multiple OmniAb programs in discovery and early-stage development, including oncology and immunology targets The Next 12: Antibodies AM0010/PD-1 - OmniAb • Novel interleukin-based immunotherapy incorporating OmniAb-derived anti-PD-1 mAb – May offer standard-of-care changing front-line options in combination with other immunotherapies or chemotherapies – Received Orphan and Fast Track Designation in Q4 2016 • Clinical progress expected in 2017 Source: Public information published by partners/licensees

56 The Next 12: Ophthalmology ADX-102 (formerly NS-2) • Captisol-enabled eye-drop formulation of ADX-102, a small-molecule aldehyde trap; in development for: – Allergic conjunctivitis – Noninfectious anterior uveitis – Dry eye syndrome • Novel mechanistic approach for treatment of ocular diseases • Initiated Phase 2b trial in allergic conjunctivitis earlier this month – Data expected Q3 2017 • Aldeyra plans to initiate Phase 3 in noninfectious anterior uveitis in Q3 2017 Source: Public information published by Aldeyra

Esaxerenone (CS-3150) • Oral, non-steroidal, selective mineralocorticoid receptor (MR) antagonist – MR antagonists can be used to treat hypertension and congestive heart failure due to their vascular protective effects • Ligand licensed a patent to non-steroidal MR antagonists to Exelixis in September 2004 – Daiichi Sankyo and Exelixis entered into a collaboration agreement in March 2006 • Daiichi Sankyo conducting a Phase 3 pivotal trial (ESAX- HTN) to evaluate CS-3150 versus eplerenone for essential hypertension in Japanese patients – Six other Phase 3 trials underway in specific patient populations as monotherapy or in combination 57 The Next 12: Hypertension Source: Public information published by Daiichi-Sankyo

Clinical Events

Big 6 and Next 12: Clinical Events

Clinicaltrials.gov NCT trial postings of primary completion dates

- **22 clinical read-outs in less than 24 months,** as listed on clinicaltrials.gov



Big 6 Assets
Prexasertib
Advanced Cancer
BMS-986231
Acute Heart Decompensation
SAGE-547
SRSE
Prexasertib
Small Cell Lung Cancer
SAGE-547
Moderate PPD
Severe PPD
Prexasertib
Advanced Cancer
BMS-986231
Heart Failure
Prexasertib
Head and Neck Cancer
2017
2018
Next 12 Assets
TAK-020
SAD & MAD
VK5211
Hip Fracture
ADX-102
Allergic Conjunctivitis
Esaxerarenone
Hypertension
VK2809
High LDL/NAFLD
Pevonedistat
Advanced MDS/AML
Merestinib
Biliary Tract Cancer
Merestinib
Advanced Cancer
Seribantumab
Non-Small Cell Lung Cancer
2017
2018

59

Primary completion dates from clinicaltrials.gov

Ligand

Big 6 and Next 12: Clinical Events

Clinicaltrials.gov NCT trial postings of primary completion dates

- **22 clinical read-outs in less than 24 months,** as listed on clinicaltrials.gov



Big 6 Assets
Prexasertib
NCT02778126
BMS-986231
NCT02932969
SAGE-547
NCT02477618
Prexasertib
NCT02735980
SAGE-547
NCT02942017
NCT02942004
Prexasertib
NCT02860780
BMS-986231
NCT03016325
Prexasertib
NCT02555644
2017
2018
Next 12 Assets
TAK-020
NCT02413255
VK5211
NCT02578095
ADX-102
NCT03012165
Pevonedistat
NCT02610777
VK2809
NCT02927184
Seribantumab
NCT02387216
Esaxerenone
5 Trials
Merestinib
NCT02711553
Merestinib
NCT01285037
2017
2018

Primary completion dates from clinicaltrials.gov

60

Ligand

Captisol Technology Matt Foehr

The leading cyclodextrin technology Excipient Cyclodextrin designed to maximize safety and improve solubility, stability, bioavailability or lessen the volatility, irritation, smell or taste of drugs Highly Reliable Supply & World-class Technical Service Growing Drug Master File Vast safety and clinical database with more than 160 studies maintained with FDA Key tox studies with new delivery routes and longer term data added in last 18 months Global Patent Estate Substance, process and product specific patent families Issued patents in over 60 countries Patents through 2033 in major markets 62 Multi-metric ton cGMP supply chain using highest- quality partner and pharmaceutical standards Globally recognized solubility experts on Ligand team

Captisol Technology The need for proven solubility technologies continues to grow 63 “More than 70% of new chemical entities are poorly soluble and the drug industry is at a crossroad to find the desired solutions by identifying the appropriate formulation technologies for those molecules” 1 Drug Delivery & Development, March (2015)

Captisol Technology In-bound requests for Captisol samples 64 0 200 400 600 800 2011 2012 2013 2014 2015 2016 N u m b er o f Sam p le R eq u es ts • In-bound requests for samples of Captisol continue to reach new annual highs as visibility of the technology grows • Customer and technical service enhancements make testing and access easy for partners

Captisol Technology

Research agreements, transactions

- **Over 450 research and animal use agreements** have been executed since acquisition of the Captisol technology in 2011
  - Indicative of interest and use
  - Not included in Shots-on-Goal count

- The increasing number of Captisol materials sales transactions illustrates **growing diversity** of Captisol customer-base



Number of Research Agreements
200
100
0
2011-2012
2013-2014
2015-2016



Shipment Transactions
2500
1250
0
2011-2012
2013-2014
2015-2016

65

Ligand

• Globally recognized leader in transgenic animal development • Ph.D. from University of Tuebingen/Max Plank Institute, Germany — Fullbright Scholar at University of Texas — Post doctoral training at Stanford School of Medicine • Founder/Chief Executive Officer of Open Monoclonal Technology, Inc. (OMT) — Acquired by Ligand in 2016 • Founder/Chief Scientific Officer of THP, Inc. — First genetically engineered rabbit to produce human antibodies — Acquired by Roche in 2007 • Former SVP-R&D at SangStat Medical • Inventor on more than 25 patents and authored over 100 publications 66 Introducing Roland Buelow, Ph.D. Vice President, Antibody Technologies

Technology Roland Buelow, Ph.D.

• Antibody treatments are the fastest-growing segment of the pharmaceutical industry — Compounded annual growth rate averaging 12-15% from 2011-2020 • Global sales of antibodies in 2020 estimated to approach $150 billion • There is large and growing demand for tools to efficiently discover antibodies BioPharm Insight, March 2016, Antibody Society November 2016 68 Antibodies: A Blockbuster Class Growth in the antibody market $0 $50 $100 $150 2011 2020 Sal e s o f A n ti b o d y- B ase d T h er ap eu ti cs ( B illi o n s $ ) Projected

0 100 200 300 400 500 600 2008 2016 150 A n ti b o d ies in c lin ic al d ev elo p me n t 520 • The number of antibodies in clinical development has more than tripled since 2008 Antibodies in Clinical Development 69 Nelson et al., Nature Reviews, 2010 Reichert Biotechnology Consulting LLC, 2017

25 29 33 39 53 0 30 60 Reichert, Antibody Society, Nov 2016 Antibodies in Phase 3 Development A doubling over the last 5 years • Industry continues to make substantial investment in novel antibodies • Number of antibodies in Phase 3 has doubled over the last 5 years • Highly competitive, with multiple companies pursuing similar targets, making efficiency and speed to market critical 70 Phase 3 Antibody Programs - US

Optimization by Bioengineering 6-12 months (or longer) Human Antibody Discovery The immune system is faster than bioengineering 71 • Multi-step, iterative process • Possible gain/loss of activity • Labor intensive • Costly • Time consuming • No further engineering required • Significant time efficiency Optimized Naturally by Immune System 7-14 days Optimized Human Antibody Optimized Human Antibody

Genetically engineered animals have been more successful in development Approved Therapeutic Antibodies Transgenic animals for human antibody discovery 72 25 FDA-approved fully human antibodies 5 phage-derived 1 derived from homo sapiens 19 transgenic animal-derived

Ligand is the only company to offer three patented platforms VL VH Ck CH1 CH2 CH3 hinge OmniAb Transgenic animals for human antibody discovery 73

OmniAb Our animal platforms An industry-leading patented, validated human antibody rat 2nd species with different immune response yields additional antibodies and increased epitope coverage for partners Rat with single common light chain, designed for bispecific human antibodies 74 Three animal platforms create broader antibody repertoires

Partners report that they have obtained the highest quality antibodies for the most difficult targets when using OmniAb 75 OmniAb Broadening use We estimate that over 300 antibody targets have been or are being pursued by OmniAb partners

• Broad protection exists under issued OmniAb patents — US 8,703,485 B2 — US 8,907,157 FB2 — EP 2 152 880 B1 — EP 2 336 329 B1 — US 9,475,859 (issued October 2016) • Freedom-to-Operate for all indications worldwide OmniAb Intellectual property and freedom-to-operate 76 • Other antibody discovery technologies have been subject of significant complexities relating to Freedom-to-Operate

Science 2009, July 24, 325: 433 Eur. J. of Immunology 2010, 40: 2932–2941 J. of Immunology 2013, 4049 OmniAb High-profile publications in top-tier journals • Following publication in Science of first rat Ig gene knock-out, OmniAb has continued to be globally recognized and highlighted in top-tier journals • Publications and partner clinical progression create increased visibility for the technology 77

OmniAb Best-in-class antibody discovery technology 78 • The OmniAb platform meets seven important standards: 1) Fully-human 5) Bi-specific format 2) Eukaryotic system 6) Open, licensable platform 3) Transgenic mouse 7) Optimized antibody production 4) Transgenic rat • OmniAb is the only antibody discovery platform that provides all seven • Additionally, Ligand provides partners access to continued platform innovations

OmniAb Platform innovation, awareness, customer service • Ligand trains and leverages industry-leading service partners to ensure those using OmniAb have most efficient paths to discovery and development — Range of geographies (US, Europe, Asia) and diverse services represented 79 • Ligand is investing in initiatives to create an optimal user experience for the OmniAb technology — Next generation animals, launching in 2017, keep OmniAb on cutting edge — Publications and targeted advertising create awareness

80 Note: Genetech is an OmniAb user with a fully-paid license to OmniAb platforms OmniAb OmniAb users include industry leaders

0 1 2 3 4 5 6 7 8 9 10 2017 2018 2019 2020 2021 Potential New Phase 1 Starts • Increased frequency and depth of interaction with OmniAb partners is beginning to provide better insights into potential new clinical starts • Currently estimate approximately 30 clinical programs using OmniAb- discovered antibodies in next 5 years 81 OmniAb Progression to the Clinic Potential new clinical starts by year

OmniAb Platform: Present and Future Growing list of partners following acquisition by Ligand — 7 new partnerships in 2016 — 3 INDs filed by OmniAb partners in 2016 — Potential for 4 trial starts in 2017 >300 antibody discovery projects have been initiated by partners Next-generation OmniAb animals, will continue to position platform for broader long-term success — Initial launch expected in 2017 82 OmniAb - today OmniAb - 10 years post acquisition Expanded use, added partnering — Targeting a total of 40 OmniAb partners by 2027 Substantial clinical presence and momentum, with: — >50 Phase 1 trials completed or in- progress — Multiple Phase 2 & 3-stage assets 3 or more OmniAb products on the market — Assumes industry average attrition Potential cumulative OmniAb revenue received of over $300 m

GRA Program Update Eric Vajda, Ph.D.

• Diabetes is the 7th leading cause of death in the US, and significantly increases risks of other serious heath problems, including: ― Heart disease ― Stroke ― Kidney failure ― Neuropathy ― Lower-limb amputations ― Blindness • Currently affects over 387 million people worldwide, including over 29 million in the US ― 1.7 million Americans are newly diagnosed every year 84 Diabetes A serious and growing epidemic Source: American Diabetes Association “Fast Facts” 2015 WHO Diabetes Fact Sheet; International Diabetes Federation Atlas, 2014 Update

85 $0 $100 $200 $300 $400 $500 $600 $700 2015 2030 Co st of D ia b et es Care ( B ill ions $ ) 2015 Non-Diabetics Diabetics 2030 11% 15% Diabetes Increasing prevalence and cost to society Source: Rowley, et al., Diabetes 2030: Insights from Yesterday, Today, and Future Trends. Population Health Management. 2017 Feb 1; 20(1):6-12. • Percent of population with diabetes continues to grow, and cost of diabetes care is estimated to grow to over $620 billion Percent of US Population with Diabetes $407 B $622 B Projected Projected

Existing Therapies: A Blockbuster Class But many patients still not meeting glycemic goals 86 Marketer Drug Reduction in HbA1c (%)1 2016 Global Sales2 Januvia® (sitagliptin) 0.7 $6,109 M Tradjenta® (linagliptin) 0.6 ~$1,400 M3 Onglyza® (saxagliptin) 0.7 - 0.8 $720 M Jardiance® (empagliflozin) 0.3 - 0.8 ~$600 M3 Invokana® (canagliflozin) 0.5 - 0.8 $1,407 M Farxiga® (dapagliflozin) 0.5 $835 M Victoza® (liraglutide) 1.1 $2,851 M Trulicity® (dulaglutide) 0.9 - 1.1 $925 M Byetta/Bydureon® (exenatide) 0.5 - 0.9 $254 M/$578 M 1Placebo corrected. Source: Package inserts. Clinical trials with novel drug as add-on therapy to metformin 2Global sales according to company full year 2016 financial reports 3Glabal sales are estimated from Eli Lilly 2016 report and Boehringer Ingelheim 2015 report DP P -I V SG LT -2 GL P -1

87 Diabetes: Therapeutic Approaches Need for an additional mechanistic approach is clear Insulin GLP-1 Agonists DPP-IV Inhibitors Meglitinides Thiazolidinediones Sulfonylureas GRA Biguanides SGLT-2 Inhibitors α-glucosidase inhibitors Bile Acid Sequestrants Insulin-Mediated Approach Glucagon-Mediated Approach Other/Unknown Approaches • Antagonism of the glucagon pathway is one of the most promising new therapeutic approaches — Robust glucose reduction observed in both preclinical and clinical studies after glucagon receptor antagonism — Until recently, identification of drug-like molecules has been a major hurdle

A Need for Novel Therapies Advantages of a potent GRA Existing Class Product Profile GRA Advantage GRA Potentially Competitive with Class Potential GRA Combo with Class DPP-IV Modest reduction of plasma glucose Expected higher glucose reduction √ √ SGLT-2 Contraindicated for renally impaired patients, safety considerations Potentially effective in renally impaired √ √ GLP-1 Only available as injectables Oral √ √ • Product profile and clinical data suggest significant market advantages for a safe, highly potent, oral GRA 88

Insulin Signalling is defective 89 Diabetic Patients

Glucagon Signalling remains active 90 Diabetic Patients

LGD-6972 blocks glucagon action in liver, reducing glucose release 91 Diabetic Patients

• LGD-6972 is an oral small molecule that potently binds to the glucagon receptor in vitro and competitively antagonizes the actions of glucagon — Glucose reduction has been demonstrated in animal models of both type 1 and type 2 diabetes • LGD-6972 has novel chemistry, strong drug-like properties and a clean safety profile in preclinical toxicology studies — Global patents, if granted, would not be expected to expire until 2035 • Previous clinical trials demonstrated efficacy after single dose and multiple doses of LGD-6972 Ligand’s GRA: LGD-6972 92 Reference WO 2015/191900

• Phase 1b multiple-ascending-dose trial in normal healthy volunteers (NHV) and type 2 diabetes mellitus (T2DM) subjects • Once daily oral administration for 14 days, evaluated in 4 cohorts: — 15 mg per day in NHV — 5, 10, and 15 mg per day in T2DM subjects • 48 subjects — n = 12 per cohort (9 active + 3 placebo); 3 clinical sites • Primary Endpoints: Safety and tolerability of LGD-6972 • Secondary Endpoints: Pharmacokinetics and plasma glucose influence 93 Phase 1b Study Design

94 LGD-6972 Reduces Plasma Glucose Phase 1b study in type 2 diabetics • 7 point glucose measurements performed on Day 1 and Day 14 • LGD-6972 decreased glucose in both fasting and postprandial states (decrease in weighted mean glucose = 49 mg/dL)

95 LGD-6972 Improves Glucose Tolerance Phase 1b study in type 2 diabetics • Oral glucose tolerance test on day -1 and day 14 • LGD-6972 decreased glucose and increased insulin — Indicates possible improvement in insulin sensitivity Glucose 0 1 2 3 4 0 100 200 300 400 500 MeanSEM Placebo Pla sm a G luc os e ( mg /dL ) Insulin 0 1 2 3 4 0 50 100 150 MeanSEM Day -1 Day 14 Pla sm a I ns uli n ( µIU /m L) 0 1 2 3 4 0 100 200 300 400 500 MeanSEM 10 mg LGD-6972 Hours Post-Glucose Load Pla sm a G luc os e ( mg /dL ) 0 1 2 3 4 0 50 100 150 MeanSEM Hours Post-Glucose Load Pla sm a I ns uli n ( µIU /m L)

• A Phase 2 multiple-dose trial in type 2 diabetes subjects on stable dose of metformin • Once-daily oral administration for 12 weeks, evaluated in 4 cohorts: — Placebo, 5, 10, or 15 mg LGD-6972 per day • 148 subjects — n = 37 per cohort; 30 clinical sites — Provides >90% power to detect 0.5% difference in change from baseline HbA1c • Primary Endpoints: Change from baseline HbA1c • Secondary Endpoints: Safety, tolerability, fasting plasma glucose • Trial now fully enrolled, topline results expected September 2017 96 LGD-6972 Phase 2 Study

• LGD-6972 is a promising agent for the potential treatment of type 2 diabetes ― Safe and well tolerated in Phase 1b multi-dose study ― Robust reduction in glucose in both fasting and postprandial states • Encouraging efficacy and safety profiles ― Potentially a best-in-class molecule ― Glucose reduction observed with glucagon receptor antagonists is highly competitive with other approved therapeutic classes • Glucagon receptor antagonists have the potential for use as monotherapy or in combination with other oral anti-hyperglycemic medications ― Combination with SGLT-2 inhibitors may be especially attractive as GRA has complementary mechanism-of-action and counteracts increases in glucagon associated with SGLT-2 therapy • Phase 2 study completed enrollment – top-line data expected in September GRA Program: Conclusions 97

Financial Overview and Outlook Matt Korenberg

Strong Financial Performance and Outlook • Consistent track record of annual growth in revenues, cash flow and profits • Financial outlook for 2017 and beyond expected to show continued growth and the leverage in our model • Core revenue outlook alone supports near-term growth • Substantial long-term growth potential from existing commercial assets and robust pipeline 99

$0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 2012 2013 2014 2015 2016 Royalty Materials Milestone/License Historical Revenue Performance $49 $65 $72 $ m ill io n s $109 100 • In five years, revenue has grown 3.5x $31

Significant Cash Flow Generation 101 Strong historical revenue growth with low cash expenses $31 $49 $65 $72 $109 $20 $19 $21 $23 $29 2012 2013 2014 2015 2016 Revenue Cash Expenses • Over five years, revenue increase of over $75 million with cash expense increase of only $9 million

Consistent EBITDA Growth 102 $7 $24 $34 $42 $74 2012 2013 2014 2015 2016 • EBITDA has grown consistently since 2012, the year Ligand turned profitable • Low cash interest expense, cash taxes and capital expenditures Note: EBITDA calculated as operating income plus D&A and SBC

2017 Core Revenue Philosophy • Royalty: — Core revenue derived from sell-side research analyst projections and management estimates • Materials: — Core revenue at 2016 level of $23 million with potential upside based on timing of regulatory and clinical trial events • Milestone/License: — At least $20 million with up to $30 million in upside 103

Royalty Expected to be Major Driver in 2017 $ in millions 104 Product Q4 Sales Q4’16 Sell-side Estimates Implied Royalties Annualized Low High Low High Promacta $178 $712 $695 $851 $56 $66 Kyprolis $191 $764 $808 $1,035 $16 $18 Evomela $6 $24 $20 $30 $4 $6 Other (12 marketed products that generate royalty for Ligand) $4 $5 Total $80 $95 2017 core estimate: $87M Note: Evomela projections derived from Q3 annualized

2012 2013 2014 2015 2016 2017 core estimate: $23M $0 $5 $10 $15 $20 $25 $30 2012 2013 2014 2015 2016 Partner X Other Commercial Other Clinical Materials Trends $ m ill io n s 105 Without Partner X Total Materials

Summary of 2016 Milestone/License 106 $27 million in milestone/license payments across more than 45 events in 2016

Milestone/License Potential Major Impact 107 Expecting at least $20M of payments Over $30M of Upside Potential Potential for $50 million in Milestone/License payments across more than 60 events in 2017 2017 core estimate: >$20M

$0 $20 $40 $60 $80 $100 $120 $140 $160 2013 2014 2015 2016 2017 Milestone/License Materials Royalty Summary Revenue Composition $49 $65 $72 $ m ill io n s $130M of core revenue implies $2.70 of adjusted EPS $109 108 Actual Outlook $30M of potential upside milestone/license Each $1M of milestone/license revenue adds ~2.5 cents of adjusted EPS

50% 40% 10% Company Operations Facilities, insurance, taxes and administrative expenses 2017 Projected Cost Structure • Cash costs of $28 to $30 million • Efficient cost structure that supports activities to further expand the “Shots-on-Goal” portfolio Pipeline Costs Research & development, business development and patent maintenance costs Public Company Costs Audit, public filing costs, legal and D&O insurance 109

2017 EBITDA Growth 110 $7 $24 $34 $42 $74 $96 2012 2013 2014 2015 2016 2017 • EBITDA of at least $96M reflects continued leverage of business model to grow cash flow Core Outlook Actual Note: EBITDA calculated as operating income plus D&A and SBC

2016 2017E Revenue Growth 52% >20% Corporate Gross Margins 95% ~96% Cash operating expense $29M $28M to $30M Fully-diluted share count 21.7M ~22M Adjusted EPS Tax Rate ~36% 36% to 39% Cash tax rate <1% <1% 2017 Outlook: P&L Details 111

Outlook to 2020 Revenue growth • Royalty grows in line with consensus partner sell- side research • Materials grows in line with underlying demand, resulting in 5% to 10% CAGR • Milestone/License continues at core level of $20M to $30M each year, with potential upside Corporate gross margins • Mid 90% range Cash operating expense • Expected to be relatively flat, with only modest annual increases Fully-diluted share count • Projected additional 0.2M shares annually Adjusted EPS tax rate • Expected range of 36% to 39% Cash tax rate • Expected to remain <1% through 2020 Outlook to 2020 112

Royalties • Many royalties have escalating royalty rates based on higher sales • Escalating tiered rates reset annually on January 1 • Q2 expected to be lowest quarter of the year for royalty revenue Materials • Clinical orders based on size and timing of trial initiations • Commercial/large orders often placed in Q4 Milestone/License • Based on milestone achievement and upfront fees for new deals 2017 Quarterly Revenue Patterns 113

$0 $10 $20 $30 $40 Q1 Q2 Q3 Q4 Royalty Materials Milestone/License Quarterly Revenue Breakdown $ m ill io n s 114 • Approximately 40% of revenue and adjusted EPS in Q1 and Q2 • Q1 larger than Q2 • Significant Q4 increase across all three revenue lines 2016 (Actual) Quarterly revenue patterns in 2017 should approximate 2016

Reconciliation of GAAP EPS to Adjusted EPS 115 2016 GAAP Earnings Per Share ($0.08) Stock-based compensation expense 0.91 Non-cash debt related costs 0.52 Amortization of intangibles 0.53 Increase in contingent liabilities 0.16 Loss from Viking 1.09 Tax effect of non-GAAP reconciling items (1.14) 2019 Senior Convertible Notes share count adjustment (0.09) Deferred tax asset valuation allowance 0.29 Discontinued operations (0.04) Adjusted Earnings Per Share $2.15 New Method As Previously Reported: Amortization of CyDex acquired intangible assets (0.11) Tax effect of non-GAAP reconciiling items 1.09 Deferred tax asset valuation allowance (0.27) Non-cash income taxes (as previously reported) 0.48 Adjusted Earnings Per Share as previously reported $3.33 Old Method GAAP Shares 20.83 Dilutive potential common shares issuable of redeemable convertible notes (1.00) Shares excluded due to anti-dilutive effect 1.88 Adjusted Shares 21.72

Upcoming Potential Partner/Licensee Events

Potential milestones for Ligand and partners in coming quarters

Company	Program	Milestone
Lundbeck	Carnexiv	US Launch
Melinta Therapeutics	BAXDELA	FDA approval
Novartis	Promacta	FDA Filing (1st line SAA)
Coherus Biosciences	CHS-0214	MAA Filing
Retrophin	Sparsentan	Regulatory path update
Sage Therapeutics	SAGE-547	Phase 3 completion (Super-Refractory Status Epilepticus)
Sage Therapeutics	SAGE-547	Phase 3 completion (Postpartum Depression)
Daiichi Sankyo	Esaxerenon/CS-3150	Phase 3 completion (Hypertension, in Japan)
Amgen	Kyprolis	Phase 3 start (RRMM in combo with DARZALEX®)
Amgen	Kyprolis	Phase 3 start (NDMM in combo with REVLIMID®/Dex)
Oncobiologics	ONS-1045	Phase 3 start (Avastin® biosimilar)
Novartis	Promacta	Phase 2 completion (MDS, CLL, Aplastic Anemia)
Internal Program	GRA	Phase 2 completion (Type 2 Diabetes)

116

Ligand

Upcoming Potential Partner/Licensee Events Potential milestones for Ligand and partners in coming quarters Company Program Milestone VentiRx VTX-2337 Phase 2 completion (Ovarian cancer; Head & Neck cancer) Viking Therapeutics VK5211 Phase 2 completion (Hip Fracture) Viking Therapeutics VK2809 Phase 2 completion (Hypercholesterolemia/NASH) Aldeyra Therapeutics ADX-102 Phase 2 completion (Allergic Conjunctivitis) GSK GSK2894512 Phase 2 completion (Atopic Dermatitis) CURx Pharma IV-Topiramate Phase 2 start (Epilepsy) Sermonix Lasofoxifene Phase 2 start (Breast Cancer) Precision Biologics NPC-1C Phase 1/2 completion (Pancreatic cancer) Bristol Meyers Squibb CXL-1427/BMS-986231 Phase 1 completion (Acute Heart Decompensation) Eli Lilly Prexasertib Phase 1 completion (Advanced Cancer) Takeda TAK-020 Phase 1 completion (Rheumatoid Arthritis) GSK GSK2816126 Phase 1 completion (DLBCL) Vireo Health Cannabinoids IND for Captisol-enabled Formulations 117